UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 3, 2002

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State of or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

129 Marten Street, Mondovi, Wisconsin	54755
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code:  (715) 926-4216

Item 4.    Changes in Registant’s Certifying Accountant.

(a)           Previous independent accountants.

(i)            On July 3, 2002, Marten Transport, Ltd. (the “Company”) dismissed Arthur Andersen LLP (“Arthur Andersen”) as the Company’s independent accountants.

(ii)           The reports of Arthur Andersen on the financial statements of the Company as of and for the years ended December 31, 2001 and December 31, 2000, the two most recent fiscal years, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)          The Company’s Audit Committee recommended and approved the decision to change independent accountants.

(iv)          In connection with its audits for the 2001 and 2000 fiscal years, and through July 3, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to such disagreements in their reports on the financial statements for such years and subsequent interim period.

(v)           During the 2001 and 2000 fiscal years, and through July 3, 2002, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(vi)          The Company has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements.  A copy of such letter, dated July 9, 2002, is filed as Exhibit 16.1 to this Form 8-K.

(b)           New independent accountants.

On July 3, 2002, the Company engaged KPMG LLP (“KPMG”) as its new independent accountants.  In the Company’s two most recent fiscal years, and any subsequent interim period to the date hereof, the Company has not consulted with KPMG regarding the following:

(i)            the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)           any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.    Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
16.1	Letter from Arthur Andersen LLP dated July 9, 2002 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: July 9, 2002	By	/s/ Darrell D. Rubel
Darrell D. Rubel
Its: Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Item	Method of Filing

16.1	Letter from Arthur Andersen LLP dated July 9, 2002 regarding change in certifying accountant.	Filed herewith electronically